SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 7, 1998


                       VETERINARY CENTERS OF AMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-10787                  95-4097995
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)


                      3420 Ocean Park Boulevard, Suite 1000
                         Santa Monica, California 90405
                    (Address of Principal Executive Offices)

                                 (310) 392-9599
                         (Registrant's Telephone Number)

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ITEM 5.     OTHER EVENTS
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     Reference is made to the press release of Registrant, issued on July 7,
1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 8, 1998                             VETERINARY CENTERS OF AMERICA, INC.



                                         By: /S/TOMAS FULLER
                                             --------------------------
                                                Tomas W. Fuller
                                                Chief Financial Officer,
                                                Vice President and
                                                Assistant Secretary

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                                  EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER
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99.1   Press Release dated July 7, 1998.